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                                                                    EXHIBIT 10.2


                     FIRST AMENDMENT TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


                  This First Amendment to Amended and Restated Loan and Security Agreement ("Amendment") is entered into as of December 10, 1999, by and among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), on the one hand, and NATIONAL AMERICAN CORPORATION, a Nevada corporation ("NAC"), THOUSAND TRAILS, INC., a Delaware corporation ("Trails"), and the party borrowers signatory hereto: (each, individually and collectively, jointly and severally, a "Borrower"), with their chief executive office located at 2711 LBJ Freeway, Suite 200, Dallas, Texas, 75234, and is made with reference to the following facts:

                                 R E C I T A L S

                  FACT ONE: On or about December 10, 1999, Borrowers and Foothill entered into that certain Amended and Restated Loan and Security Agreement dated as of December 10, 1999 (the "Loan Agreement").

                  FACT TWO: Pursuant to the terms of the Loan Agreement, Borrower utilized borrowings from Foothill to acquire all of the issued and outstanding shares of stock of Albertsen Investment Corporation, a Washington corporation ("AIC"), and will use future borrowers to aid in the conduct of such business.

                  FACT THREE: One of the assets of AIC is its ownership of all of the issued and outstanding shares of stock of Leisure Time Resorts of America, Inc., a Washington corporation ("Leisure Time").

                  FACT FOUR: Borrowers and Foothill desire that AIC and Leisure Time shall each become a borrower under the Loan Agreement and the Loan Documents (as defined in the Loan Agreement).

                  FACT FIVE: Borrowers, AIC and Leisure Time desire to amend the Loan Agreement to add AIC and Leisure Time as Borrowers thereunder.

                                A G R E E M E N T

                  NOW, THEREFORE, Borrowers and Foothill hereby amend the Loan Agreement as follows:



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     1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Loan Agreement unless specifically defined herein.

     2. AMENDMENT. All references in the Loan Agreement and the Loan Documents to "Borrower" or "Borrowers" is amended as of the date hereof to additionally include, on a joint and several basis, Albertsen Investment Corporation and Leisure Time Resorts of America, Inc.

     3. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Foothill that all of Borrower's representations and warranties set forth in the Loan Agreement are true, complete and accurate in all material respects as of the date hereof.

     4. NO DEFAULTS. Borrower hereby affirms to Foothill that no Event of Default has occurred and is continuing as of the date hereof.

     5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Foothill of an executed copy of this Amendment.

     6. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                            "FOOTHILL"

                                            FOOTHILL CAPITAL CORPORATION,
                                            a California corporation


                                            By: /s/ Katy J. Brooks
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------



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                                            "BORROWERS"

                                            ALBERTSEN INVESTMENT CORPORATION,
                                            a Washington corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            LEISURE TIME RESORTS OF AMERICA,
                                            INC., a Washington corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            NATIONAL AMERICAN CORPORATION,
                                            a Nevada corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            THOUSAND TRAILS, INC.,
                                            a Delaware corporation,
                                            f/k/a USTrails, Inc., a Nevada
                                            corporation, and New Thousand
                                            Trails, Inc., a Delaware corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            THOUSAND TRAILS (CANADA) INC.,
                                            a British Columbian corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------



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                                            TT OFFSHORE, LTD.,
                                            a Virginia corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            BEECH MOUNTAIN LAKES CORPORATION,
                                            a Pennsylvania corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            CAROLINA LANDING CORPORATION,
                                            a South Carolina corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            CARRIAGE MANOR CORPORATION,
                                            a North Carolina corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            CHEROKEE LANDING CORPORATION,
                                            a Tennessee corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            CHIEF CREEK CORPORATION,
                                            a Tennessee corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------



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                                            COAST FINANCIAL SERVICES, INC.,
                                            a Delaware corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            DIXIE RESORT CORPORATION,
                                            a Mississippi corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            FOXWOOD CORPORATION,
                                            a South Carolina corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            GL LAND DEVELOPMENT CORPORATION,
                                            an Oklahoma corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            LAKE ROYALE CORPORATION,
                                            a North Carolina corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------



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                                            LAKE TANSI VILLAGE, INC.,
                                            a Tennessee corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            LML RESORT CORPORATION,
                                            an Alabama corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            NATCHEZ TRACE WILDERNESS PRESERVE
                                            CORPORATION, a Tennessee corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            OWC ACQUISITION CORP.,
                                            a Delaware corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            QUAIL HOLLOW PLANTATION
                                            CORPORATION, a Tennessee
                                            corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------



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                                            QUAIL HOLLOW VILLAGE, INC.,
                                            a Pennsylvania corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            RECREATION LAND CORPORATION,
                                            a Pennsylvania corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            RECREATION PROPERTIES, INC.,
                                            a Mississippi corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            RESORT LAND CORPORATION,
                                            an Arkansas corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------



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                                            RESORT PARKS INTERNATIONAL, INC.,
                                            f/k/a Shorewood Corporation,
                                            a Georgia corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            TANSI RESORT, INC.,
                                            a Tennessee corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            THE KINSTON CORPORATION,
                                            a South Carolina corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            THE VILLAS OF HICKORY HILLS, INC.,
                                            a Mississippi corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            WESTERN FUN CORPORATION,
                                            a Texas corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            WESTWIND MANOR CORPORATION,
                                            a Texas corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            WOLF RUN MANOR CORPORATION,
                                            a Pennsylvania corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------



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                                            UST WILDERNESS MANAGEMENT
                                            CORPORATION, a Nevada corporation


                                            By: /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------




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